SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (date of earliest event reported)
                                             February 12, 1996

               Geriatric & Medical Companies, Inc.
      Exact name of registrant as specified in its charter

     Delaware              0-3997             23-1713341
          (State or other      (Commission         (I.R.S.
Employer
     jurisdiction        File Number)          Identification
No.)
     of incorporation)

     5601 Chestnut Street, Philadelphia, Pennsylvania 19139
     (Address of principal executive offices)    (Zip code)

Registrant's telephone number, including area code(215) 476-2250

     (Former Name or Former Address if changed since last report)


ITEM 5.  Other Events


The following items were previously reported by the Company and are updated as described herein:


Status of Class Action Suit

On February 12, 1996, the Company received the decision of Judge John Fullam, U.S. District Court, Eastern District of Pennsylvania pertaining to post-trial motions filed by both sides in this litigation. In the Judge's ruling, the verdict finding no liability on the part of the Company on five of the six alleged misrepresentations was upheld. The Judge's ruling granted relief limited to the issue of damages against all defendants on the sole remaining count, as well as the liability of one former officer and one current officer of the Company. With respect to the issue of damages, the retrial is limited solely to purchases of Company stock during the period March 1, 1992 through and including September 2, 1992 (maximum of approximately 1,700,000 shares). The Company has commenced discussions with the directors' and officers' insurance carrier to determine the carrier's responsibility with respect to the costs and expenses of the new trial and any ultimate judgment rendered. The new trial has been scheduled for April 8, 1996.

Allegations Relating to Tucker House

On February 21, 1996, GMS Management-Tucker, Inc., the subsidiary of the Company which previously managed Tucker House, entered into an agreement, as party to a settlement to end civil litigation brought against the owner of Tucker House and GMS Management-Tucker, Inc. for submission of claims to the Medicaid program for alleged inadequate medical intervention for three former residents of Tucker House who had been identified by GMS Manaagement-Tucker, Inc. as nutritionally at risk. GMS Management-Tucker, Inc. believes that it properly advised the owner on the submission of those claims, that it properly assessed, evaluated and recommended appropriate nutritional interventions for those three residents and that appropriate medical, dietary and nursing care was provided to support the claims, but nonetheless determined to settle this civil matter to avoid the substantial expense and management disruption of litigation.

In the agreement with the United States Attorney, the Company has agreed to participate and fund a joint study with the University of Pennsylvania's Institute on Aging and embark on what the Company believes is a first of its kind cooperative effort between government, the academic community, and the private sector, to describe the role of physicians, dietitians, hospitals and care staff in those cases where nursing home residents are nutritionally at risk and need acute medical intervention to prevent and/or treat skin breakdowns. As part of this cooperative effort, data will be collected from various facilities owned by the Company pertaining to the Company's existing policies and procedures for identifying, assessing and evaluating those residents who may be nutritionally at risk. In the Agreement (a copy of which is attached), the Company has agreed to pay the United States Government $575,000 payable over 30 months without interest. The Company expects that the net effect of this settlement on the anticipated earnings of the Company will be offset by recent efficiencies, cost containments, and improved operations. As previously reported, the Company believes the responsibility for the matters described in the civil litigation lies with the owner of the facility and the Company is presently exploring its options concerning its rights of indemnification against the owner.

Other

The Company is involved in various routine government inquiries, audit surveys and administrative proceedings concerning its activities and operations. The Company is also involved in various claims and legal proceedings arising in the ordinary course of business. The Company believes that the ultimate disposition of these matters in the aggregate will not have a material adverse effect on the Company taken as a whole.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GERIATRIC & MEDICAL COMPANIES, INC.


By:/s/ James J. O'Malley
James J. O'Malley
Chief Financial Officer

February 21, 1996
    DATE
                  IN THE UNITED STATES DISTRICT COURT
               FOR THE EASTERN DISTRICT OF PENNSYLVANIA


UNITED STATES OF AMERICA,

               Plaintiff,
                         v.                          CIVIL ACTION
NO. 96-

GMS MANAGEMENT-TUCKER, INC.;
TUCKER HOUSE II, INC.

               Defendants.


CONSENT ORDER


The United States of America ("United States") and Defendant GMS Management-Tucker, Inc. have consented to the issuance of the following order subject to the approval of the Court:
NOW THEREFORE, IT IS HEREBY ORDERED THAT:
Jurisdiction and Venue
1. The United States, GMS Management-Tucker, Inc. and Geriatric & Medical Companies, Inc. agree that this Court has jurisdiction pursuant to 28 U.S.C.A. 1331, 1345 and 31 U.S.C.A. 3729;
that venue lies in this judicial district pursuant to 28 U.S.C.A. 1391 (b) and (c); and that they will be bound by the terms of this Consent Order.
Factual Background
2. On or about November 1989, Tucker House II, Inc. hired GMS Management-Tucker, Inc. for the purpose of, inter alia, supervising and directing patient care services for residents of Tucker House Nursing Home, 1001 Wallace Street, Philadelphia, Pennsylvania. In addition, Tucker House II, Inc. contracted with GMS Management-Tucker, Inc. to provide dietary services at the nursing home facility which included, "but were not limited to, supervision of those services in accordance with the applicable federal, state and local laws, rules and regulations, and in compliance with certain dietary standards of operation as required for participation in the federal Medicare Program and Pennsylvania Medicaid Program."
3. Claims for services rendered to residents at Tucker House Nursing Home were submitted to the Government. GMS Management-Tucker Inc. alleges that it was under the direction of the Tucker House Board of Directors while providing services pursuant to the agreement described in paragraph two and that claims for services rendered to residents at Tucker House Nursing Home were submitted with the Tucker House Board of Director's approval.
4. The Government alleges that Tucker House II, Inc. and GMS Management-Tucker, Inc. submitted, or caused to be submitted, claims for services rendered to residents of the Tucker House Nursing Home in deliberate ignorance of the truth and/or reckless disregard of the truth in the creation and/or submission of those very same claims regarding the failure to provide adequate nutrition in accordance with state and federal law and regulations.
5. GMS Management-Tucker, Inc. believes that the claims submitted to the Government for services rendered to residents at Tucker House Nursing Home were appropriate and expressly denies any wrongdoing or liability in connection with those claims. To avoid the expense, burden and uncertainty of litigation, however, GMS Management-Tucker, Inc. has agreed to settle this matter.
GMS Management-Tucker, Inc.'s agreement to the entry of this Consent Order does not constitute an admission of wrongdoing or liability, nor does it effect, waive, defeat, or diminish in any way claims that Geriatric & Medical Companies, Inc., or any of its affiliates or subsidiaries, may have against any other party. The entry of this Consent Order does not constitute an adjudication of any legal issue.
6. Payment. Geriatric & Medical Companies, Inc. agrees, on behalf of its subsidiary, GMS Management-Tucker, Inc., to pay the sum of FIVE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($575,000.00) to the United States in settlement of this action. Payment of this amount to the United States Attorney's Office, 615 Chestnut Street, Suite 1250, Philadelphia, PA 19106, Attn.: David R. Hoffman, is to be made as follows:
a) upon the execution of this Consent Order by all parties, Geriatric & Medical Companies, Inc. shall remit the amount of TEN THOUSAND DOLLARS ($10,000.00);
b)   Geriatric & Medical Companies, Inc. shall remit the amount
of TEN    THOUSAND DOLLARS ($10,000.00) per month beginning on
the first day of    the first month after this Consent Order is
executed by all parties, and  continuing until October 30, 1997;
c) Geriatric & Medical Companies, Inc. shall remit the amount of FORTY THOUSAND DOLLARS ($40,000.00) per month from November 1, 1997 until the total amount of FIVE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($575,000.00) is fully paid.
7. Nutritional Standards. Geriatric & Medical Companies, Inc. and all of its subsidiaries, employees, contractors, and/or subcontractors further agree to comply with the Policies and Procedures attached hereto and incorporated herein as Exhibit A. These Policies and Procedures -- which were developed by Geriatric & Medical Companies, Inc. prior to this action and which may be updated as required by government regulation and/or changing industry standards -- require, inter alia:
a) calculation by Registered Dietitians or Registered Diet Technicians of residents' ideal body weight and comparing the current body weight to the usual body weight as outlined in nutritional documentation guidelines to determine an appropriate healthy weight range for each resident (See, e.g., Policy Number 502: Ideal Body Weight Calculation and Policy Number 505: Ideal Body Weight for Residents with Amputations);
b) identification of residents as "nutritionally at risk" and "nutritionally compromised" (See, e.g., Draft Policy:
     Nutrition Risk Screen; Policy Number 500: Nutritional Documentation Guidelines; Policy Number 501: Dietitians Documentation Record; Policy Number 506: Weight Gain or Loss; Policy Number 508: Intake Monitoring for Residents at or Potential for Nutritional Risk; Policy Number 513:
     Identification of Residents at Nutritional Risk; Policy Number 600: Minimum Data Set; Policy Number 603:
     Interdisciplinary Plan of Care);
c) monitoring serum albumin levels for residents (See, e.g., Policy Number 507: Decubitus Ulcers; Policy Number 512:
     Pressure Ulcer Nutritional Intervention; Policy Number 513:
     Identification of Resident at Nutritional Risk);
d) safeguards to ensure that residents are not malnourished (See, e.g., Draft Policy: Nutrition Risk Screen; Policy Number 500: Nutritional Documentation Guidelines; Policy Number 513: Identification of Resident at Nutritional Risk; Policy Number 600: Minimum Data Set; Policy Number 601:
     Care Conference; Policy Number 603: Interdisciplinary Plan of Care);
e) provision of wound care (decubitus ulcer) treatment that meets or exceeds the Agency for Health Care Policy and Research Guidelines, attached hereto and incorporated herein as Exhibit B (See, e.g., Policy Number 507: Decubitus Ulcers; Policy Number 512: Pressure Ulcer Nutritional Intervention); and
f) measures to prevent residents from improperly, medically unjustifiably or involuntarily being given feeding tubes for nutritional purposes (See, e.g., Policy Number 511:
     Physician Nutritional Recommendations; Policy Number 603:
     Interdisciplinary Plan of Care; Policy Number 700:
     Candidates for Supplemental Feedings; Policy Number 702:
     Tube Feeding: Weaning).
8. Corporate Compliance Program. Geriatric & Medical Companies, Inc. further agrees to adopt the Corporate Compliance Program attached hereto and incorporated herein as Exhibit C.
The United States understands that the Compliance Program for Geriatric & Medical Companies, Inc. and its subsidiaries is currently under development. Exhibit C includes the overall corporate structure for this Compliance Program, along with the component that relates specifically to the Geriatric & Medical Companies, Inc. subsidiary that provides contract management services including dietary, housekeeping, laundry, pest control, plant operations and facilities management services to nursing homes, personal care facilities, and retirement communities. The United States has reviewed and approved the portions of the Compliance Program attached as Exhibit C. The United States understands that Geriatric and Medical Companies, Inc. will add additional components to its overall Compliance Program and the United States reserves the right to review and approve the component related to Geriatric and Medical Services, Inc., or its corporate successor or assign, which approval will not be unreasonably withheld. The Corporate Compliance Program supports Geriatric & Medical Companies, Inc.'s efforts at full compliance with all applicable laws, rules and regulations governing the Medicare and Medicaid Programs and the Nursing Home Reform Act.
9. Training. Geriatric & Medical Companies and all of its subsidiaries agree to provide training to all appropriate staff, as follows:
a) Nutritional Standards. Geriatric and Medical Companies, Inc. will formally train the Dietitians and Diet Technicians responsible for carrying out the Policies and Procedures described in Paragraph 7. This training will consist of at least ten (10) hours of instruction per year, spread over at least two (2) sessions. The training will include instruction on the Agency for Health Care Policy and Research Guidelines related to the treatment of decubitus ulcers, along with other appropriate topics;
b) Corporate Compliance Program. Geriatric and Medical Companies, Inc. will train each of its employees on the Corporate Compliance Program, after its completion and adoption. See Exhibit C (setting forth the Corporate Compliance Program's training requirements). The initial compliance training will regularly be supplemented with additional training sessions related to particular compliance issues. In addition, all new employees will be trained on the Corporate Compliance Program at the time of their initial orientation.
10. Reporting on Nutritionally At Risk Patients. Geriatric & Medical Companies, Inc. and all of its subsidiaries agree to report to its Corporate Clinical Coordinator all residents defined as nutritionally compromised or nutritionally at risk, in accordance with the provisions of the Policies and Procedures described in Paragraph 7 (See, e.g., Policy Number 513:
Identification of Residents at Nutritional Risk). A copy of the monthly "Identification of Residents at Nutritional Risk" report will be available for review, upon request, by the United States Attorney's Office for a period of not less than one (1) year from the entry of this Consent Order. Requested materials will be provided within forty-eight (48) hours of the United States Attorney's request. Upon conclusion of the initial one (1) year period, the United States will determine the necessity for, frequency and duration of continued review. In no event, however, will Geriatric & Medical Companies, Inc.'s obligation to make these reports available to the United States extend beyond July 1, 1998. Review of the "Identification of Residents at Nutritional Risk" report by government agencies does not constitute approval or disapproval of the care provided by Geriatric and Medical Companies, Inc.; nor does it supersede or alter any government agency's ability otherwise to review or survey the care provided by Geriatric and Medical Companies, Inc. The United States reserves its right to take any action, in any forum, against Geriatric & Medical Companies, Inc. and all of its subsidiaries for failing to provide resident care in accordance with all applicable rules and regulations. Geriatric & Medical Companies, Inc. and its subsidiaries reserve the right to defend against any action taken by the United States, or any other party, and to assert counterclaims and/or defenses in any such action.
11. Joint Effort to Develop Innovative Approaches to Improving the Nutritional Status of Nursing Home Residents. Both parties agree that innovative approaches and experimentation are needed to improve the nutritional health of America's nursing home residents and that particular attention should be focused in two areas: the refinement of nutrition risk assessment screens so that individuals who are at risk of clinical complications from nutritional decline are identified at the earliest possible time; and, the improvement of communication, coordination and clinical practices among those responsible for the nutritional health of nursing home residents, including physicians, hospitals, nurses, nursing home administrators, dietitians, nursing home residents and their families.
Geriatric & Medical Companies, Inc. has entered into a joint effort with the University of Pennsylvania's Institute on Aging to address these critical concerns. Pursuant to this joint effort, Geriatric & Medical Companies, Inc. and its subsidiaries, have invited specialists (including a geriatrician and a geriatric nurse practitioner) from the University of Pennsylvania's Institute on Aging (the "Specialists") to use data obtained from its nursing homes for the improvement of the nutritional status of nursing home residents.
In cooperation with Geriatric & Medical Companies, Inc.'s professionals, the Specialists will evaluate a nutrition risk assessment screening tool that will provide for the earliest possible identification of residents at risk of clinical nutritional decline. The information gathered will, in addition, be used to suggest ways to improve communication, coordination and clinical practice among the physicians, hospitals, nurses, nursing home administrators and dietitians who jointly provide nutritional management services for nursing home residents.
The Specialists will analyze the overall nutritional health of residents at the nursing homes, review charts, personally interact with the residents and, in order to better understand and improve the communication, coordination and clinical practices among those responsible for the residents' overall nutritional health, interact with attending physicians, hospital staff, the nursing home staff and the residents' families. For a one (1) year period after entry of this Consent Order, the Specialists will visit a maximum of seven (7) selected facilities at least quarterly, on whatever schedule they deem appropriate. After the one year period, Geriatric & Medical Companies, Inc. and the Specialists will jointly decide whether to continue with the project. Geriatric & Medical Companies, Inc. will provide the Specialists with immediate access to nursing home residents and their records, subject to the resident's rights under the Nursing Home Reform Act.
After each quarterly visit, the Specialists will document any adverse findings relating to nutrition and wound care and will present Geriatric & Medical Companies, Inc. with a report within ten (10) calendar days. The Specialists will provide a copy of this report to the United States Attorney's Office. Geriatric & Medical Companies, Inc. has agreed to provide a maximum of Thirty-Five Thousand Dollars ($35,000.00) toward the cost of this program during its initial one (1) year period. The Specialists will provide periodic invoices describing their progress to the United States Attorneys' Office. Geriatric & Medical Companies, Inc. will pay the Specialists' invoices, up to the maximum described above, within thirty (30) days of their receipt.
12. Letters to Residents' Families. Geriatric & Medical Companies, Inc. agrees to send a mutually acceptable letter to the families of the residents mentioned in the Complaint.
13. Remedies Upon Default. In the event that the United States determines that Geriatric & Medical Companies, Inc. and/or any of its subsidiaries, employees, contractors and subcontractors fail to comply in good faith with the terms of this Consent Order or should any of Geriatric & Medical Companies, Inc. representations or warrants be materially false, the United States may, pursuant to the provisions of Paragraph 14, at its sole discretion, exercise one or more of the following rights:
a) seek contempt of court based on the failure of Geriatric & Medical Companies, Inc. and its subsidiaries, employees, contractors and subcontractors to comply with this Consent Order. Geriatric & Medical Companies, Inc. and the United States agree that, as one of its available remedies, the court may impose, after a finding of civil contempt, a penalty of ten thousand dollars ($10,000) per day, beginning upon the finding of contempt and lasting until all defaults are cured. After curing all defaults, Geriatric & Medical Companies, Inc. may petition the court to lift its contempt order.
b) exercise any other right granted by law or recognizable at common law or equity.
14. Notice of Default; Time for Cure. In the event that the United States believes that Geriatric and Medical Companies, Inc., or any of its subsidiaries, is in default of the terms of this Consent Order, the United States, except as provided in Paragraph 15, prior to exercising any of its remedies listed in Paragraph 13, will notify Geriatric and Medical Companies, Inc. of the alleged default, in writing, as follows (the person(s) to be notified may be changed from time to time upon written notice by Geriatric and Medical Companies, Inc. to the United States):
Original to:
Geriatric & Medical Companies, Inc.
5601 Chestnut Street
Philadelphia, PA 19139

Attn: General Counsel

Copy to:

Mesirov Gelman Jaffe Cramer & Jamieson
1735 Market Street
Philadelphia, PA 19103

Attn: Robert P. Krauss, Esquire
     The notice of default will specify the circumstances of the alleged default and contain a description of what Geriatric and Medical Companies, Inc. may do to cure the alleged default. Geriatric and Medical Companies, Inc. will have ten (10) calendar days from receipt of the notice to cure the alleged default, using either the United States' suggested cure or any other method it deems appropriate. If, at the end of the ten (10) day period, the United States determines that Geriatric and Medical Companies, Inc. is still in default, it may, at its sole option, exercise any of the remedies described in Paragraph 13.
15. Default Jeopardizing Health and Safety. In the event that the United States believes that Geriatric and Medical Companies, Inc., or any of its subsidiaries, is in default of the terms of this Consent Order, and that the alleged default creates an immediate threat to the health and safety of any residents, the United States may exercise any of the remedies described in Paragraph 13, notwithstanding the notice and cure provisions contained in Paragraph 14.
16. Each Party Bears Its Own Costs. Each party to this Consent Order shall bear its own costs except as otherwise provided herein.
17. Prohibition Against Retaliation. Geriatric & Medical Companies Inc. and its subsidiaries, employees, contractors and/or subcontractors agree not to take any retaliatory action against any individual or individuals who cooperated with this investigation. The United States agrees not to take retaliatory action against Geriatric & Medical Companies Inc. and its subsidiaries, employees, contractors and/or subcontractors as a result of this Consent Order or in relation to the underlying allegations raised in the Complaint filed in this action.
18. Binding Order. This Consent Order shall be binding on the heirs, administrators, executors, successors, and transferees of Geriatric & Medical Companies, Inc. and its subsidiaries.



Judge
United States District Court
   We, the undersigned, consent to
the entry of the above Consent Order. We represent to the Court that this Consent Order contains a complete description of the agreement between the parties. All material representations, understandings and promises of the parties are contained in this Order. Any modifications must be set forth in writing and signed by all parties. Geriatric & Medical Companies, Inc. and its subsidiaries represent that this Consent Order is entered into with knowledge of the events described herein, and that it is entered into knowingly and voluntarily, without any degree of duress or compulsion whatsoever.


UNITED STATES OF AMERICA:          GERIATRIC & MEDICAL COMPANIES,
                                     INC.:




MICHAEL R. STILES
UNITED STATES ATTORNEY




JAMES G. SHEEHAN
ASSISTANT U.S. ATTORNEY
CHIEF, CIVIL DIVISION




DAVID R. HOFFMAN
ASSISTANT U.S. ATTORNEY